INVESTMENTS	6 Months Ended
Jun. 30, 2024
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENTS	INVESTMENTS
The Manager has a variable interest in the Company, an unconsolidated VIE. It has been determined that the Manager is not the primary beneficiary mainly due to its lack of power to unilaterally make decisions about the activities that most significantly impact the VIE’s returns. The Manager accounts for its interest in Brookfield Asset Management ULC using the equity method of accounting as it has significant influence from its approximate 27% (2023 - 25%) equity interest and its ability to appoint two of four directors on the VIE’s board.
During the six months ended June 30, 2024, the Manager issued 28,803,599 Class A limited voting shares for consideration of $1.1 billion to the Corporation in exchange for 28,803,599 shares of the Asset Management Company. This transaction increased the Manager's ownership interest in the Company to approximately 27%. The Manager accounted for the step-up in basis by allocating the excess of the purchase price over the proportionate share of the book value of the net assets acquired. The excess basis was allocated to the identifiable assets and liabilities of the Company.
Additionally, during the six months ended June 30, 2024, the Manager acquired preferred shares of a subsidiary of the asset management business valued at $46 million in exchange for common shares of the Asset Management Company.
The summarized financial information and results of the Manager’s equity method investment in Brookfield Asset Management ULC are outlined in the tables below:

AS AT JUNE 30, AND DECEMBER 31, (MILLIONS)	2024	2023
Cash	$1,931	$2,667
Investments	8,276	7,522
Assets	14,147	14,290
Liabilities	2,945	2,825
Preferred shares redeemable non-controlling interest	2,225	2,166
Equity	8,977	9,299
As of June 30, 2024, the carrying value of the equity method investment was equal to the Manager’s interest in the Company’s underlying net assets.

	Three Months Ended		Six Months Ended
FOR THE PERIODS ENDED JUNE 30, (MILLIONS)	2024	2023	2024	2023
Revenues	$916	$985	$1,800	$2,039
Expenses	(333)	(350)	(781)	(816)
Net income	518	580	891	1,096
Net loss (income) attributable to preferred shares redeemable non-controlling interest	6	(90)	101	(71)
Net (income) attributable to non-controlling interest	(29)	(35)	(56)	(54)
Net income attributable to the common stockholders	495	455	936	971
For the three and six months ended June 30, 2024, the Manager’s share of net income from the Company was $130 million (2023 - $114 million) and $240 million (2023 - $243 million), respectively. For the three and six months ended June 30, 2024, the Manager received cash distributions from the Company of $166 million (2023 - $131 million) and $321 million (2023 - $263 million), respectively.
The assets and liabilities recognized in the Manager’s Condensed Consolidated Balance Sheet as of June 30, 2024 and December 31, 2023, related to its maximum exposure to the loss of the Company as an unconsolidated VIE, are as follows:

AS AT JUNE 30, AND DECEMBER 31, (MILLIONS)	2024	2023
Investments	$3,330	$2,270
Due from affiliates	156	394
VIE related assets	3,486	2,664
Accounts payable	709	859
Due to affiliates	209	256
Maximum exposure to loss	$4,404	$3,779
The Manager has not provided financial or other support to the Company during the periods presented above.